NEW Worthington A market-leading designer and manufacturer of innovative products in attractive end markets including Building Products, Consumer Products, and Sustainable Energy Solutions NEW Worthington

NEW Worthington NOTES TO INVESTORS FORWARD LOOKING STATEMENTS. Worthington Industries, Inc. (the “Company” or “Worthington”) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements by the Company relating to the intended separation of Worthington’s Steel Processing business; the timing and method of the separation; the anticipated benefits of the separation; the expected financial and operating performance of, and future opportunities for, each company following the separation; the tax treatment of the transaction; the leadership of each company following the separation; and other non-historical matters constitute “forward-looking statements” within the meaning of the Act. Forward-looking statements may be characterized by terms such as “believe,” “anticipate,” “should,” “would,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “targets,” “aims,” “seeks,” “sees” and similar expressions. Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, the final approval of the separation by our board of directors; the uncertainty of obtaining regulatory approvals in connection with the separation, including rulings from the Internal Revenue Service; the ability to satisfy the necessary closing conditions to complete the separation on a timely basis, or at all; our ability to successfully separate the two companies and realize the anticipated benefits of the separation; the effect of conditions in national and worldwide financial markets, including inflation, increases in interest rates and economic recession, and with respect to the ability of financial institutions to provide capital; the impact of tariffs, the adoption of trade restrictions affecting the Company’s products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; changing oil prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company’s products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of Russia’s invasion of Ukraine); effects of sourcing and supply chain constraints; the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly-acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages, interruption in utility services, civil unrest, international conflicts (especially in light of Russia’s invasion of Ukraine), terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia’s invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Company’s products in global markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation, interest rate increases and economic recession, as well as potential adverse impacts as a result of the Inflation Reduction Act of 2022, which may negatively impact the Company’s operations and financial results; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; the level of imports and import prices in the Company’s markets; the impact of environmental laws and regulations or the actions of the United States Environmental Protection Agency or similar regulators which increase costs or limit the Company’s ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability considerations or regulations; the impact of judicial rulings and governmental regulations, both in the United States and abroad, including those adopted by the United States Securities and Exchange Commission (“SEC”) and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021, the American Rescue Act of 2021, and the Dodd-Frank Wall Street Reform and the Consumer Protection Act of 2010; the effect of healthcare laws in the United States and potential changes for such laws, especially in light of the COVID-19 pandemic which may increase the Company’s healthcare and other costs and negatively impact the Company’s operations and financial results; the effect of tax laws in the U.S. and potential changes for such laws, which may increase the Company's costs and negatively impact its operations and financial results; cyber security risks; the effects of privacy and information security laws and standards; and other risks described from time to time in the filings of Worthington Industries, Inc. with the SEC, including those described in “Part I — Item 1A. — Risk Factors” of Worthington’s Annual Report on Form 10-K for the fiscal year ended May 31, 2023, and its subsequent filings with the SEC. Forward-looking statements should be construed in the light of such risks. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Worthington does not undertake, and hereby disclaim, any obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.

NEW Worthington Market leading brands capitalizing on secular tailwinds Business model drives solid cash flow generation Strong barriers to entry creates sustainable competitive advantage People-first culture Innovation drives growth and margins Low leverage and ample liquidity enables additional growth New Worthington NET SALES OF $1.4 BILLION1 Consumer Products Sustainable Energy Products Building Products Key Investment Highlights Net Sales by End-Market1 1 FY2023 Net Sales. Sales exclude pro-rata share of unconsolidated JV sales. Percentages do not add up to 100% due to rounding. 41% 48% 10%

We Operate in Three attractive End Markets… Building Products Consumer Products $586M FY23 Net Sales (As of 05/31/23) $686M NET SALES NET SALES NEW Worthington Sustainable Energy Solutions $146M NET SALES

…WITH STRONG UNDERLYING

MACRO TRENDS ENABLING STEADY LONG-TERM GROWTH

New Construction & Remodeling

Ceiling Solutions | Metal Framing | Tools | HVAC Products

Commercial & Residential

- Aging housing stock
- Public investment in education and infrastructure
- Rural migration
- Home inventory shortfalls
- Healthy indoor spaces

$450 Billion
expected annual remodeling expenditures in the U.S. by 2023[1]

Sustainability

H2 & CNG Systems | Refillable Solutions

- Consumers increasingly focused on sustainability
- Growing demand for backup power
- Investment and regulation accelerating the energy transition

200 Million Tons
forecasted hydrogen needed by 2030 to be on track for net zero emissions targets[2]

Outdoor Living

Lawn & Garden | BBQ / Grill Products | Camping Products

- Investment in year-round outdoor living spaces
- Increasing outdoor participation
- Growing legislative support for outdoor recreation

~$120 Billion
of outdoor recreation annual spending by U.S. consumers[3]

Technology

Remote Monitoring | Asset Tracking

- Monitoring solutions and connectivity enabling customers to manage their businesses and lives
- Applications for mobility solutions improving efficiency in transportation and distribution

$500 Billion
of expected spending in Industrial Internet of Things industry by 2025[4]

THE EVOLUTION OF BETTER
WORTHINGTON 2024

Sources: [1] Joint Center for Housing Studies of Harvard University (JCHS) [2] International Energy Agency [3] Outdoor Industry Association [4] McKinsey

NEW WORTHINGTON 5

We Are Well Positioned with Ceiling suspension systems Camping fuel Hand torch and fuels Metal framing Portable helium tanks Vertical residential heating tanks NEW Worthington Market-leading Brands & Products

GDP + Growth Attractive EBITDA Margins Strong Cash Flow Conversion Grow omni-channel strategy across all brands Continuously innovate with new products to disrupt mature markets Strategically acquire businesses in niche categories Optimize sourcing and supply chain capabilities Invest in connected products in our spaces Product & Market Tailored Growth Strategies NEW Worthington Product & Market Tailored Growth Strategies

Through continuous transformation, we drive higher margins within Manufacturing, Commercial, Sourcing, and Supply Chain Excellence We innovate in partnership with our customers and suppliers We acquire strategic capabilities and invest in accretive opportunities We invest in technology and sustainability to create value for customers We are disciplined stewards of capital, focused on earning exceptional returns for our shareholders NEW Worthington Our deeply-held Philosophy is rooted in the Golden Rule POWERED BY The Worthington Business system We treat our customers, employees, investors, and suppliers as we would like to be treated

NEW Worthington Predominantly #1 or #2 brand or market position Higher margin, higher growth brands or products Asset-light or low capital intensity business model Exposure to the channels where we have leadership positions Additive capabilities – must make us better! Demonstrated sustainable competitive advantage NEW WORTHINGTON’S ACQUISITION CRITERIA WILL DRIVE profitable growth

NEW Worthington Building Products Ceiling Solutions Heating & Cooling Products Andy Rose Chief Executive Officer Joseph Hayek Executive Vice President CFO & COO Back-Up Power Metal Framing Sustainable Energy Solutions Transport and Storage Offerings H2 Ecosystems Mobility Solutions Transport & Storage Offerings Consumer Products DIY & Pro Tools Outdoor Living Eric Smolenski President Building Products & Sustainable Energy Solutions Steve Caravati President Consumer Products Camping Celebrations New Worthington is built on a solid foundation LED BY A PROVEN MANAGEMENT TEAM

NEW Worthington Market leading brands capitalizing on secular tailwinds Business model drives solid cash flow generation Strong barriers to entry creates sustainable competitive advantage People-first culture Innovation drives growth and margins Low leverage and ample liquidity enables additional growth New Worthington NET SALES OF $1.4 BILLION1 Consumer Products Sustainable Energy Products Building Products Key Investment Highlights Net Sales by End-Market1 1 FY2023 Net Sales. Sales exclude pro-rata share of unconsolidated JV sales. Percentages do not add up to 100% due to rounding. 41% 48% 10%